Exhibit 99.1
TRANSUNION AND SUBSIDIARIES
Recast Historical Segment Revenue and Adjusted EBITDA (Unaudited)

The following tables present the segment results of operations for the years ended 2022 and 2023 as recast under the new operating segment structure. Adjusted EBITDA is the measure of profit or loss used by TransUnion’s (the “Company”) chief operating decision maker in accordance with Accounting Standards Codification 280, Segment Reporting.

	Three Months Ended				Twelve Months Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Revenue:
U.S. Markets gross revenue
Financial Services	$312.3	$323.6	$313.7	$295.3	$1,244.9
Emerging Verticals	285.1	295.6	297.3	290.3	1,168.2
Consumer Interactive	142.3	144.0	143.1	150.3	579.7
U.S. Markets gross revenue	$739.7	$763.1	$754.0	$735.8	$2,992.8

International gross revenue
Canada	$31.7	$35.3	$36.9	$36.6	$140.5
Latin America	28.8	30.2	31.2	31.6	121.8
United Kingdom	52.1	54.0	54.5	55.9	216.6
Africa	14.6	14.5	15.2	16.3	60.6
India	54.7	51.0	56.1	57.1	218.9
Asia Pacific	21.7	23.2	23.1	24.0	91.9
International gross revenue	$203.6	$208.1	$217.1	$221.5	$850.4

Total gross revenue[1]	$943.4	$971.3	$971.2	$957.3	$3,843.1

Intersegment revenue eliminations[1]
U.S. Markets	$(1.7)	$(1.9)	$(1.0)	$(1.6)	$(6.2)
International	(1.4)	(1.4)	(1.5)	(1.4)	(5.7)
Total intersegment revenue eliminations	$(3.1)	$(3.3)	$(2.5)	$(3.0)	$(11.9)

Total revenue as reported	$940.3	$968.0	$968.7	$954.3	$3,831.2

Adjusted EBITDA:
U.S. Markets	$268.8	$288.5	$293.7	$268.1	$1,119.0
International	87.3	86.7	97.0	96.5	367.5
Corporate	(33.8)	(36.0)	(34.5)	(38.6)	(142.8)
Adjusted EBITDA margin:[2]
U.S. Markets	36.3%	37.8%	38.9%	36.4%	37.4%
International	42.9%	41.6%	44.7%	43.6%	43.2%

Exhibit 99.1

	Three Months Ended				Twelve Months Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Revenue:
U.S. Markets gross revenue
Financial Services	$303.8	$321.8	$313.3	$286.8	$1,225.6
Emerging Verticals	273.7	288.2	284.2	282.1	1,128.1
Consumer Interactive	149.6	147.4	147.3	141.0	585.3
U.S. Markets gross revenue	$727.0	$757.4	$744.7	$709.9	$2,939.0

International gross revenue
Canada	$31.0	$33.5	$32.7	$32.4	$129.7
Latin America	27.6	29.8	28.9	27.9	114.3
United Kingdom	60.6	54.6	53.6	53.9	222.7
Africa	14.8	15.7	15.6	15.8	61.8
India	45.2	40.2	44.4	44.4	174.2
Asia Pacific	17.8	20.1	21.1	21.3	80.3
International gross revenue	$197.0	$193.8	$196.3	$195.8	$782.9

Total gross revenue[1]	$924.0	$951.2	$941.0	$905.7	$3,722.0

Intersegment revenue eliminations[1]
U.S. Markets	$(1.3)	$(1.4)	$(1.3)	$(2.1)	$(6.1)
International	(1.5)	(1.5)	(1.5)	(1.5)	(6.0)
Total intersegment revenue eliminations	$(2.7)	$(2.9)	$(2.8)	$(3.6)	$(12.1)

Total revenue as reported	$921.3	$948.3	$938.2	$902.1	$3,709.9

Adjusted EBITDA:
U.S. Markets	$283.7	$299.3	$289.5	$271.4	$1,144.0
International	83.7	82.7	85.8	84.5	336.7
Corporate	(33.4)	(33.1)	(34.7)	(34.6)	(135.7)
Adjusted EBITDA margin:[2]
U.S. Markets	39.0%	39.5%	38.9%	38.2%	38.9%
International	42.5%	42.7%	43.7%	43.1%	43.0%
1.Under the Company’s previous segment structure, the Company had intersegment revenue in its U.S. Markets segment, with equal and offsetting intercompany expense in the Consumer Interactive segment. Following the combination of these segments into one segment, the Company no longer has this intersegment revenue.
2.Segment Adjusted EBITDA margins are calculated using segment gross revenue and segment Adjusted EBITDA.

Exhibit 99.1

TRANSUNION AND SUBSIDIARIES
Recast Historical Segment Revenue and Adjusted EBITDA (Unaudited)

	Organic CC Growth[1]
	Growth for the 2023 Period Compared With the Corresponding 2022 Period
	Q1	Q2	Q3	Q4	Full Year
Revenue:
Consolidated	1.7%	3.1%	3.2%	5.4%	3.3%
U.S. Markets	(0.8)%	0.8%	1.2%	3.6%	1.2%
Financial Services	(1.4)%	0.6%	0.1%	3.0%	0.5%
Emerging Verticals	2.0%	2.6%	4.6%	2.9%	3.0%
Consumer Interactive	(4.7)%	(2.2)%	(2.8)%	6.5%	(0.9)%
International	11.1%	12.4%	10.4%	11.5%	11.3%
Canada	8.9%	11.0%	16.1%	13.1%	12.3%
Latin America	10.9%	4.9%	2.7%	5.1%	5.8%
United Kingdom	(7.9)%	(0.5)%	(4.9)%	(1.5)%	(3.8)%
Africa	14.3%	10.2%	7.9%	11.4%	10.9%
India	32.4%	35.2%	31.0%	30.1%	32.1%
Asia Pacific	23.3%	16.7%	9.0%	11.8%	14.9%

Adjusted EBITDA:
Consolidated	(0.3)%	(1.6)%	4.5%	1.2%	0.9%
U.S. Markets	(3.9)%	(3.6)%	1.4%	(1.1)%	(1.8)%
International	12.7%	9.5%	12.8%	12.8%	12.0%
1.Organic Constant Currency (“CC”) growth rates assume foreign currency exchange rates are consistent between years and exclude the impact of inorganic activity from recent business acquisitions. This allows financial results to be evaluated without the impact of fluctuations in foreign currency exchange rates and inorganic activity.